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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


         Date of Report (Date of earliest event reported): June 1, 2001



                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)


    DELAWARE                       0-21487                     13-3904174
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


                              75 WEST 125TH STREET
                          NEW YORK, NEW YORK 10027-4512
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (212) 876-4747


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Carver Bancorp, Inc. ("Carver"), the holding company for Carver Federal Savings Bank, is filing its Report on Form 8-K in connection with three senior management changes.

         James Boyle has resigned as Chief Financial Officer ("CFO"). Mr. Boyle has accepted a position with a privately held company in Florida where he and his family are relocating. William Schult, currently Vice President and Controller, will serve as Acting CFO.

         Mr. Schult joined Carver in September of 2000 after five years as an independent consultant providing services to NorthFork Bank and Continental Bank. He has 26 years experience in the banking industry, beginning in 1974 with his role as Senior Vice President and Controller for the Nassau Trust Company. In 1983, Mr. Schult became Administrative Vice President at Fleet Bank. He joined the Dime Savings Bank of New York in 1985 where he served as Vice President and Director of Accounting until 1995. Mr. Schult received a B.B.A. in Accounting from Hofstra University and is a Certified Public Accountant in the State of New York.

         Frank Deaton has joined Carver as Senior Vice President and Chief Auditor. Mr. Deaton was previously Vice President & Risk Review Manager with the KeyCorp Risk Management Group in Cleveland, Ohio, where he was responsible for developing the scope and overseeing completion of risk reviews to ensure that critical credit, operational, and regulatory compliance risks were mitigated through effective internal controls. He received a B.S. in Accounting from the State University of New York and is a certified bank auditor.

         Linda Dunn has been appointed Senior Vice President, General Counsel and Secretary. Ms. Dunn was a Corporate Associate in the Financing Group of Paul, Weiss, Rifkin, Wharton & Garrison since 1994. Her prior work experience includes financial positions at Chemical Bank and American National Can Company. She received A.B., J.D. and M.B.A. degrees from Harvard University. Ms. Dunn is admitted to the practice of law in the State of New York. A copy of the news release containing such announcement is filed herewith as Exhibit 1 and incorporated herein by reference.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

(c)      Exhibits.  The following Exhibits are filed as part of this report:

     Exhibit No.                                   Description
     -----------                                   -----------

         1                                Press Release issued June 1, 2001







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                                                    SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CARVER BANCORP, INC.


                                     By: /s/ Deborah C. Wright
                                         -----------------------------
                                         Deborah C. Wright
                                         President and Chief Executive Officer


Dated:   June 1, 2001




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                                  EXHIBIT INDEX


               Exhibit                  Description
               -------                  -----------

                    1                   Press Release issued June 1, 2001